SUPPLEMENT DATED MARCH 26, 2014

TO PROSPECTUSES DATED APRIL 25, 2007
FOR FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE AND
FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

This supplement contains information regarding a change to investment options that are available under your Policy.

Effective after the close of business on April 30, 2014, the name of the following investment options will change:

Old Name	New Name

Goldman Sachs Structured Small Cap Equity Fund	Goldman Sachs Small Cap Equity Insights Fund

Goldman Sachs Structured U.S. Equity Fund	Goldman Sachs U.S. Equity Insights Fund

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

FVUL SVUL 3/2014